Exhibit 10.23
Personal and Confidential

[DATE]

[NAME]
Via Email

    Re:    Amendment to RSU, PSU and PRSU Award Agreements

Dear [NAME]:

    Reference is hereby made to (i) each Restricted Stock Unit Grant Notice and Agreement entered into by and between you and Magnolia Oil & Gas Corporation (the “Company”) entered into prior to the date hereof and that remains outstanding (each, a “RSU Award Agreement”); (ii) each Performance Share Unit Grant Notice and Agreement entered into by and between you and the Company entered into prior to the date hereof and that remains outstanding (each, a “PSU Award Agreement”); and (iii) each Performance Restricted Stock Unit (Cliff Vesting) Grant Notice and Agreement entered into by and between you and the Company entered into prior to the date hereof and that remains outstanding (each, a “Cliff Vested PRSU Award Agreement”), and together with the RSU Award Agreements and the PSU Award Agreements, collectively, the “Award Agreements”), pursuant to which you were granted a certain number of (a) Restricted Stock Units (the “RSUs”), (b) Performance Share Units (the “PSUs”), and (c) Performance Restricted Stock Units subject to cliff vesting (“PRSUs”), in each case, under the Magnolia Oil & Gas Corporation Long Term Incentive Plan, as it may be amended from time to time (the “Plan”). Capitalized terms used but not otherwise defined herein will have the meaning ascribed thereto under the Plan.

    The Company is providing you with this letter agreement to notify you of certain amendments to the terms of the Award Agreements. You and the Company hereby acknowledge and agree that, notwithstanding anything to the contrary set forth in the Award Agreements or the Plan, the Award Agreements are hereby amended as follows:

(i)The Grant Notice section of each RSU Award Agreement titled “Impact of Change in Control and Certain Qualifying Terminations of Employment” is hereby deleted in its entirety and replaced with the following:
“In the event of the termination of your employment or service by the Company or an Affiliate without Cause or your resignation for Good Reason, in each case, during the Change in Control Protection Period (each as defined below), the RSUs will vest in full as of such termination.
In the event of a Change in Control (as defined below) pursuant to which the successor company or a parent or subsidiary thereof does not assume the RSUs, then so long as you have remained continuously employed by or have continued to provide services to the Company or an Affiliate, as applicable, from the Date of Grant through the date of such Change in Control, the RSUs will vest in full upon such Change in Control; provided, however, that notwithstanding the foregoing, with respect to any RSUs that constitute a deferral of compensation subject to the

Nonqualified Deferred Compensation Rules, such RSUs may only be accelerated in a manner consistent with the plan termination rules on a change in control event as defined in the Nonqualified Deferred Compensation Rules.
In the event of a termination of your employment or service (i) by the Company or an Affiliate without Cause at a time when the Participant has not satisfied the Rule of 70 (as defined below), (ii) due to your resignation for Good Reason, (iii) due to your death, or (iv) due to your Disability (each as defined below), in each case, before the third anniversary of the Vesting Commencement Date and unless the immediately preceding paragraphs are applicable, then a number of RSUs will vest on the termination date equal to the product of (a) the number of RSUs scheduled to vest on the anniversary of the Vesting Commencement Date immediately following the termination date, times (b) a fraction, the numerator of which is the number of full months (counting the month in which your termination of employment occurs as a full month), beginning with the Vesting Commencement Date or anniversary thereof immediately preceding the termination date, during which you were employed or engaged by the Company or an Affiliate, and the denominator of which is 12. The portion, if any, of your RSUs that have not vested as of the termination date after applying the provisions of the immediately preceding sentence shall become null and void as of the termination date.

In the event of a termination of your employment or service (i) by the Company or an Affiliate without Cause at a time when the Participant has satisfied the Rule of 70; or (ii) due to your Retirement and your Retirement Date (as defined below) occurs after the six (6) month anniversary of the Date of Grant, in each case, before the third anniversary of the Vesting Commencement Date and unless the immediately preceding paragraphs are applicable, then any then-unvested RSUs shall remain outstanding and eligible to vest and will be payable in accordance with the foregoing vesting schedule; provided, that upon (A) your death, or (B) the occurrence of a Change in Control, in each case, which occurs following such date of termination or your Retirement Date, as applicable, then any such unvested RSUs will vest in full and become payable as of the date of your death or the date of consummation of such Change in Control, as applicable (provided, however, that notwithstanding the foregoing, with respect to any such RSUs that constitute a deferral of compensation subject to the Nonqualified Deferred Compensation Rules, such RSUs may only be accelerated in a manner consistent with the plan termination rules on a change in control event as defined in the Nonqualified Deferred Compensation Rules).

Notwithstanding the foregoing or anything to the contrary set forth herein, in the event that you violate any of the Restrictive Covenants (as defined below), the Committee may determine, in its sole discretion, to cause you to immediately forfeit any outstanding RSUs for no consideration.”

(ii)The following defined terms are hereby added to the end of the Grant Notice of each RSU Award Agreement:

““Restrictive Covenants” means, collectively, the restrictive covenants set forth in Sections 6, 7, 8, 9 and 10 of the Magnolia Oil & Gas Corporation Executive Severance and Change in Control Plan, as it may be amended from time to time (the “Severance Plan”); provided, that, notwithstanding anything to the contrary set forth in the Severance Plan, the Participant and the Company hereby acknowledge and agree that the “Prohibited Period” as it applies to the Restrictive Covenants for purposes of this Agreement shall be extended for so long as any of the RSUs granted to the Participant hereunder remain outstanding and eligible for vesting or payment pursuant to this Agreement.

“Retirement” means the termination of the Participant’s employment or service with the Company or an Affiliate by the Participant (other than for Good Reason, due to death or Disability, or at a time when the Participant’s employment or service could have been terminated for Cause) at any time after the Participant has both (a) satisfied the Rule of 70; and (b) provided the Company with, at least six (6) months prior to the Participant’s Retirement Date, a Retirement Notice.

“Retirement Date” means the actual date of termination of the Participant’s employment or service due to Retirement.

“Retirement Notice” means a written notice delivered to the Vice President of Human Resources of the Company expressly confirming the Participant’s decision to voluntarily terminate their employment or service with the Company or an Affiliate due to Retirement and setting forth the Participant’s proposed termination date.

“Rule of 70” means that the Participant’s age plus years of service with the Company and its Affiliates collectively equals at least 70; provided, that the Participant has reached at least age 55 and has at least five (5) years of continuous employment or service with the Company and its Affiliates (including, for the avoidance of doubt, any additional service credit granted to the Participant, or to a group of employees of which the Participant is a member, by the Board).”

(iii)The following paragraph is hereby added as the second paragraph in the Grant Notice section of each PSU Award Agreement titled “Treatment upon a Change in Control”:
“Notwithstanding the foregoing or anything to the contrary set forth herein, in the event that your Retirement Eligible Date (as defined below) occurs prior to the date of consummation of a Change in Control during the Performance Period, then the Frozen PSUs will automatically and immediately become Earned PSUs and will vest upon the date of consummation of such Change in Control (a “Retirement Vesting Date”) and will be settled in accordance with Section 4 of the Agreement within 60 days thereafter; provided, that in the event you violate any of the Restrictive Covenants (as defined below), the Committee may determine, in its sole discretion, to cause you to immediately forfeit any Frozen PSUs that are then-unvested for no consideration.”
(iv)The following paragraphs are hereby added at the end of the Grant Notice section of each PSU Award Agreement titled “Vesting upon Certain Other Qualifying Terminations of Employment”:
“If a termination of your employment or service by you due to Retirement occurs:
(i) during the Performance Period and your Retirement Date occurs after the six (6) month anniversary of the Date of Grant (and the preceding sections do not apply), then a number of PSUs equal to the Target Number of PSUs will remain outstanding and eligible to become Earned PSUs and vest in accordance with the performance criteria set forth in Exhibit B, and any such PSUs that (a) do become Earned PSUs and vest as of the end of the Performance Period in accordance with Exhibit B shall be settled in accordance with Section 4 of the Agreement within 60 days thereafter, and (b) do not become Earned PSUs and vest as of the end of the Performance Period in accordance with Exhibit B shall become null and void and shall be forfeited as of such date; provided, that upon (A) your death, or (B) the occurrence of a Change in Control, in each case, which occurs following your Retirement Date, then any such unvested PSUs will become Earned PSUs and vest as of the date of your death or the date of consummation of such Change in Control, as applicable, and shall be settled in accordance with Section 4 of the Agreement within 60 days thereafter; or
(ii) following the conclusion of the Performance Period, but prior to the date on which the PSUs are settled in accordance with Section 4 of the Agreement, you shall not forfeit your PSUs and the Earned PSUs (determined as of the end of the Performance Period in accordance with Exhibit B), if any, shall be settled in accordance with Section 4 of the Agreement.
Notwithstanding the foregoing or anything to the contrary, in the event that you violate any of the Restrictive Covenants, the Committee may determine, in its sole discretion, to cause you to immediately forfeit any outstanding PSUs for no consideration.”
(v)The following defined terms are hereby added to the end of the Grant Notice of each PSU Award Agreement:

““Restrictive Covenants” means, collectively, the restrictive covenants set forth in Sections 6, 7, 8, 9 and 10 of the Magnolia Oil & Gas

Corporation Executive Severance and Change in Control Plan, as it may be amended from time to time (the “Severance Plan”); provided, that, notwithstanding anything to the contrary set forth in the Severance Plan, the Participant and the Company hereby acknowledge and agree that the “Prohibited Period” as it applies to the Restrictive Covenants for purposes of this Agreement shall be extended for so long as any of the PSUs granted to the Participant hereunder remain outstanding and eligible for vesting or payment pursuant to this Agreement.

“Retirement” means the termination of the Participant’s employment or service with the Company or an Affiliate by the Participant (other than for Good Reason, due to death or Disability, or at a time when the Participant’s employment or service could have been terminated for Cause) at any time after the Participant has both (a) satisfied the “Rule of 70,” meaning the Participant’s age plus years of service with the Company and its Affiliates collectively equals at least 70; provided, that the Participant has reached at least age 55 and has at least five (5) years of continuous employment or service with the Company and its Affiliates (including, for the avoidance of doubt, any additional service credit granted to the Participant, or to a group of employees of which the Participant is a member, by the Board); and (b) provided the Company with, at least six (6) months prior to the Participant’s Retirement Date, a Retirement Notice.

“Retirement Date” means the actual date of termination of the Participant’s employment or service due to Retirement.

“Retirement Eligible Date” means the date that the Participant delivers a Retirement Notice to the Company; provided, that at such time the Participant is eligible to terminate the Participant’s employment or service with the Company or an Affiliate due to Retirement.

“Retirement Notice” means a written notice delivered to the Chairman of the Board expressly confirming the Participant’s decision to voluntarily terminate their employment or service with the Company or an Affiliate due to Retirement and setting forth the Participant’s proposed termination date.”

(vi)Section 4 of each PSU Award Agreement is hereby deleted in its entirety and replaced with the following:
“Settlement of PSUs. Subject to the Participant’s continued employment or service through the applicable date specified by the Grant Notice, PSUs that have become Earned PSUs and vested as of the conclusion of the Performance Period shall be settled within 60 days following the conclusion of the Performance Period; provided, however, that, (1) upon a Change in Control, Frozen PSUs that do not vest upon an Early Vesting Event will be settled within 60 days following the conclusion of the original Performance Period (subject to your continued employment or service through that date), and (2) upon an Early Vesting Event, the PSUs that have become vested Earned PSUs as of the date of such Early Vesting Event shall be settled within 60 days following such Early Vesting Event; provided, further, that in all cases payment shall be made no later than the 15th day of the third month following the end of the Company’s taxable year in which such PSUs are no longer subject to a substantial risk of forfeiture. The Company shall settle (i) fifty percent (50%) of the vested Earned PSUs, or fraction thereof, by delivering to the Participant one share of Stock in respect of each such vested Earned PSU, and (ii) fifty percent (50%) of the vested Earned PSUs, or fraction thereof, by delivering to the Participant a cash payment in respect of each such vested Earned PSU, or fraction thereof, in an amount equal to the average Fair Market Value of a share of Stock as measured during the twenty (20)-day period ending on the date of the Committee’s certification of the level of achievement of the specified performance criteria applicable to such vested Earned PSU, subject, in each case, to the satisfaction of any tax withholding obligations under Section 5. All shares of Stock issued hereunder shall be delivered either by delivering one or more certificates for such shares to the Participant or by entering such shares in book-entry form, as determined by the Committee in its sole discretion.”

(vii)Section 4 of each Cliff Vested PRSU Award Agreement is hereby deleted in its entirety and replaced with the following:
“Settlement of PRSUs. Except as otherwise provided in Section 2, PRSUs that have become both Earned PRSUs and Vested PRSUs in accordance with the terms of the Grant Notice shall be settled within 60 days following (a) the Vesting Date or (b) if the Performance Achievement Date occurs following the Vesting Date, the Performance Achievement Date; provided, however, that, upon an Early Vesting Event, the PRSUs that have become both Earned PRSUs and Vested PRSUs as of the date of such Early Vesting Event shall be settled within 60 days following such Early Vesting Event; provided, further, that in all cases payment shall be made no later than the 15th day of the third month following the end of the Company’s taxable year in which such PRSUs are no longer subject to a substantial risk of forfeiture. Pursuant to this Section 4, the Company shall settle (i) fifty percent (50%) of the PRSUs that have become both Earned PRSUs and Vested PRSUs, or a fraction thereof, by delivering to the Participant one share of Stock in respect of each such PRSU, and (ii) fifty percent (50%) of the PRSUs that have become both Earned PRSUs and Vested PRSUs, or a fraction thereof, by delivering to the Participant a cash payment in respect of each such PRSU, or fraction thereof, in an amount equal to the average Fair Market Value of a share of Stock as measured during the twenty (20)-day period ending on the applicable vesting date of such PRSU, subject, in each case, to the satisfaction of any tax withholding obligations under Section 5. All shares of Stock issued hereunder shall be delivered either by delivering one or more certificates for such shares to the Participant or by entering such shares in book-entry form, as determined by the Committee in its sole discretion.”

You and the Company hereby acknowledge and agree that this letter agreement shall amend the Award Agreements, as applicable, in accordance with the foregoing, effective as of the date hereof, pursuant to the terms of the Award Agreements and the Committee’s authority under Section 10 of the Plan.

Except as expressly modified pursuant to this letter agreement, each Award Agreement remains in full force and effect in accordance with its respective terms, subject to the Plan. This letter agreement is made part of, and is incorporated into, each of the Award Agreements, as applicable. This letter agreement, together with the Award Agreements and the Plan, constitutes the entire agreement between you and the Company with respect to the subject matter hereof, and supersedes any and all prior agreements or understandings, whether written or oral.

    This letter agreement may be executed and delivered (including by facsimile, “pdf” or other electronic transmission) in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. By clicking to accept, you agree to be bound by the terms and conditions of this letter agreement.

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The parties hereto acknowledge and agree to the terms of this letter agreement and have executed this letter agreement below as of the first date written above. You acknowledge and agree that clicking to accept this letter agreement constitutes your electronic signature and is intended to have the same force and effect as your manual signature.

MAGNOLIA OIL & GAS CORPORATION

By:____________________________________
Name: [●]
Title: [●]